Exhibit 10.6

ADDENDUM AND

LEASE MODIFICATION AGREEMENT NO. 1

THIS ADDENDUM AND LEASE MODIFICATION AGREEMENT (hereinafter referred to as AGREEMENT NO. 1), Made this 15th day of MAY, 2006, by and between ELM GROVE PROPERTIES, L.L.C., hereinafter referred to as “LESSOR”, and PROGRESSIVE BANK, NA, hereinafter referred to as “TENANT”, shall constitute a modification of the Lease Agreement dated January 1, 2005, hereinafter referred to as “Lease Agreement”, entered into by and between Elm Grove Properties, L.LC. and Progressive Bank, NA.

NOW, THEREFORE, WITNESSETH: That for and in consideration of the mutual promises hereinafter contained, the parties hereto, as original LESSOR and TENANT, agree to modify and amend Lease Agreement dated January 1, 2005, as follows:

1. It is mutually agreed by and between the parties that Article IV, Term and Possession, as set forth in the Lease Agreement be hereby modified to include the following additional subparagraph, which shall become the second paragraph under Article 4.3 Renewal Option:

Tenant shall have the option to renew the term of this lease for two (2) additional terms of one (1) year each (Option Year 4: January 1, 2008 to December 31, 2008 and Option Year 5: January 1, 2009 to December 31, 2009, respectively), following the expiration of the extended term, provided that this Lease is in full force and effect and free of defaults by Tenant on the day the renewal option is exercised and on the day the renewal term begins. The renewal term shall be on the same terms, covenants and conditions as the original term, except that the annual rent shall be adjusted as provided in Section 2.7 herein. Such right of renewal must be exercised by delivery to Landlord of an unequivocal written notice of election to renew at least one hundred and eighty (180) days prior to notice and without any further instrument, this Lease shall be deemed to be renewed, subject to the conditions hereinbefore provided in this Section.

2. It is further mutually agreed by and between the parties that Article II, as set forth in the Lease Agreement be hereby modified to amend Paragraph 2.7 “Fixed Rent”, as follows:

2.7	Fixed Rent”: for each “Rental Year” (as defined in Section 8.4):

Initial Rental / Year 1 $ 48,000

First Option / Year 2, rent increases based on Consumer Price Index.

Option Years 3, 4 & 5, inclusive, rent increases based on Consumer Price

Index at the date the right of renewal is exercised by the Tenant.

3. It is further mutually agreed by and between the parties that all of the remaining terms, conditions and provisions set forth in Lease Agreement are to remain unchanged and are enforceable as originally agreed.

The undersigned do hereby modify and amend the Lease Agreement, in accordance with the provisions of this Addendum and Lease Modification Agreement No. 1. Except as hereinbefore specifically set forth, all of the agreements, conditions, covenants, and provisions of the Lease shall remain in full force and effect and the parties hereby confirm, ratify, and redeclare the terms and provisions of Lease Agreement dated January 1, 2005.

IN WITNESS WHEREOF, the parties hereto have executed this ADDENDUM AND LEASE MODIFICATION AGREEMENT NO. 1 in duplicate.

LESSOR:		TENANT:

ELM GROVE PROPERTIES, L.L.C.		PROGRESSIVE BANK, NA

BY	/s/ Alvin D. Howell	BY	/s/ Francie P. Reppy
Alvin D. Howell, Managing Member
		Its	EVP, CAO & CFO

STATE OF WEST VIRGINIA,

COUNTY OF Monongalia, to-wit:

The foregoing instrument was acknowledged before me this 31st day of MAY, 2006, by ALVIN D. HOWELL, Managing Manager, upon behalf of ELM GROVE PROPERTIES, L.L.C., a West Virginia limited liability company, LESSOR.

/s/ Daniel A. Oliver
NOTARY PUBLIC

My commission expires: 2-7-2013

STATE OF WEST VIRGINIA,

COUNTY OF OHIO, to-wit:

The foregoing instrument was acknowledged before me this 2nd day of JUNE, 2006, by FRANCIE P. REPPY, its EVP/CAO/CFO, upon behalf of PROGRESSIVE BANK, NA, TENANT.

/s/ Tamara Maguire
NOTARY PUBLIC

My commission expires: 4-11-2015

THIS INSTRUMENT PREPARED BY:

WILLIAM G. PETROPLUS

Attorney at Law

69 Fifteenth Street

Wheeling WV 26003

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